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MONTHLY SERVICER'S CERTIFICATE
(Delivered pursuant to subsection 3.04(b) of the Pooling and Servicing Agreement

 HOUSEHOLD FINANCE CORPORATION
 HOUSEHOLD AFFINITY FUNDING CORPORATION
 HOUSEHOLD AFFINITY CREDIT CARD MASTER TRUST 1

Class A and Class B Certificates, Series 1993-2


1.This Certificate relates to the Distribution
Date occurring on September 15, 2000.
2.Trust Information.
(a)The aggregate amount of Collections processed $2,147,221,071.0
for the Due Period preceding such Distribution                  0
Date was equal to

(b)The aggregate amount of such Collections with
respect to Principal Receivables for the Due
Period preceding such
Distribution Date was equal to                   $2,147,221,071.0
                                                                0

(i)The payment rate, [ ( (b) + (c)(ii) +                  33.575%
(c)(iii) ) / (f) ],  is ..............
(c)The aggregate amount of such Collections with
respect to Finance Charge and Administrative
Receivables and the
Defaulted Amount for the Due Period preceding
such
Distribution Date was equal to                    $125,280,860.00
(i)The gross cash yield, [ ((ii)+(iii)+(iv)+(v))          23.533%
* 12 / (f) ],  is
 ......................................
(ii)The amount of such aggregate with respect to $72,562,730.35 Finance Charge was equal to
(iii)The amount of such aggregate with respect $20,525,848.94 to Fees was equal to ...
(iv)The amount of such aggregate with respect to $30,088,491.71 Interchange was equal to ..
(v)The amount of such aggregate with respect to       $357,644.00
Other Recoveries was equal to ..
(vi)The amount of such aggregate with respect to $1,746,145.00 Principal Recoveries was equal to ..
(d)The Gross Defaulted Amount for the preceding    $29,471,330.66
Due Period is
(i)The annualized default rate, (d) *12 / (f),             5.614%
is
(ii)The annualized net default rate, [(d)-                 5.281%
(c)(vi)] *12 / (f),  is
 ............................................
(e)The Portfolio Yield for such Distribution              18.251%
Date
(f)The total amount of Principal Receivables in  $6,299,411,147.7
the Trust at the beginning of the preceding Due                 7
Period is equal to

(g)The total amount of Principal Receivables as  $6,643,478,646.2
of the last day of the immediately preceding Due                6
Period is

(h)The average amount of Principal Receivables
in the Trust during the preceding Due Period
(the sum of the
amounts in clause (f) and the amount in clause
(g) divided
by 2) is equal to                                $6,471,444,897.0
                                                                1
(i)The total amount of Finance Charge and
Administrative Receivables in the Trust as of
the last day of the
immediately preceding Due Period is               $144,310,073.27

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(j)The aggregate outstanding gross balance of
the Accounts which were one payment (1-29 days)
delinquent as of the
close of business on the last day of the
calendar month
preceding such Distribution Date was equal to     $190,699,434.93
(k)The aggregate outstanding gross balance of
the Accounts which were two payments (30-59
days) delinquent as of the
close of business on the last day of the
calendar month
preceding such Distribution Date was equal to      $70,485,272.76
(l)The aggregate outstanding gross balance of
the Accounts which were three or more payments
(60+ days) delinquent
as of the close of business on the last day of
the
calendar month preceding such Distribution Date   $150,745,418.06
was equal to ........................
(m)The aggregate amount of Trust Excess          $1,496,195,734.7
Principal Collections for such Distribution Date                6
is

(n)The aggregate amount of Principal Shortfalls   $104,741,280.24
for such Distribution Date is
 ......................
3.Group One Information
(a)The Average Rate for Group One (the weighted
average Certificate Rate reduced to take into
account any payments
made pursuant to interest rate agreement, if
any) is equal
to                                                         6.298%
(b)Group One Total Investor Collections is equal  $133,587,401.56 to
(c)Group One Investor Principal Collections is    $127,419,591.31
equal to
(d)Group One Investor Finance Charge and            $6,167,810.24
Administrative Collections is equal to
 ...........
(e)Group One Investor Additional Amounts is                 $0.00
equal to
(f)Group One Investor Default Amount is equal to    $1,450,928.54
(g)Group One Investor Monthly Fees is equal to        $527,304.78
(h)Group One Investor Monthly Interest is equal         1,205,857
to
4.Series 1993-2 Information
(a)The Series Adjusted Portfolio Yield for the            18.170%
Due Period preceding such Distribution Date was equal to

(b)The Series 1993-2 Allocation Percentage with
respect to the Due Period preceding such
Distribution Date was equal
to                                                         4.826%
(c)The Floating Allocation Percentage for the             74.441%
Due Period preceding such Distribution Date was equal to

(d)The aggregate amount of Reallocated Finance
Charge and
Administrative Collections for the Due Period
preceding
such Distribution Date is equal to                  $4,554,790.49
(e)The Floating Allocation Percentage of Series
Allocable Finance Charge and Administrative
Collections for the
Due Period preceding such Distribution Date is      $4,501,007.67
equal to

(f)Class A Invested Amount                        $124,999,999.97
(g)The Class A Invested Percentage with respect           72.187%
to the Due Period preceding such Distribution
Date was equal to

(h)The Class A Invested Percentage of the amount    $3,287,951.85
set forth in Item 4(d) above was equal to

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(i)The amount of Class A Monthly Interest for         $583,333.33
such Distribution Date is equal to

(j)The amount of any Class A Monthly Interest
previously due but not distributed on a prior
Distribution Date is
equal to                                                    $0.00
(k)The amount of Class A Additional Interest for            $0.00
such Distribution Date is equal to

(l)The amount of any Class A Additional Interest
previously due but not distributed on a prior
Distribution
Date is equal to.............                               $0.00
(m)The Class A Investor Default Amount for such       $764,331.60
Distribution Date is equal to

(n)The Allocable Servicing Fee for such               $384,804.78
Distribution Date is equal
to.......................................
(o)The Class A Required Amount, if any, with                $0.00
respect to such Distribution Date is equal to

(p)Class B Invested Amount                         $29,412,000.00
(q)The Class B Invested Percentage for the Due            12.739%
Period preceding such Distribution Date was equal to

(r)The Class B Invested Percentage of the amount      $580,231.44
set forth in Item 4(d)above is equal to

(s)The amount of Class B Monthly Interest for         $144,609.00
such Distribution Date is equal to

(t)The amount of any Class B Monthly Interest               $0.00
previously due but not distributed on a prior
Distribution Date is equal to

(u)The amount of Class B Additional Interest for            $0.00
such Distribution Date is equal to

(v)The amount of any Class B Additional Interest            $0.00
previously due but not distributed on a prior
Distribution Date is equal to

(w)Class B Investor Default Amount for such           $134,883.13
Distribution Date is equal to

(x)The Collateral Invested Percentage of the          $686,607.20
amount set forth in Item 4(d) above is equal to

(y)The Series 1993-2 Principal Shortfall for                $0.00
such Distribution Date is equal to

(z)The Series 1993-2 Excess Principal                       $0.00
Collections is equal
to............................................
(aa)The amount of Excess Finance Charge and
Administrative Collections with respect to such
Distribution Date is
equal to.....................................       $2,471,887.69
(bb)The amount of Excess Finance Charge and
Administrative Collections referred to in Item
4(aa) will be available
to be distributed on such Distribution Date to
fund or
reimburse the following items:
(i)to fund the Class A Required Amount, if any,
with
respect to such Distribution Date ............              $0.00
(ii)to reimburse Class A Investor Charge-                   $0.00
Offs..........
(iii)to pay current or overdue Class B Monthly
Interest,
Class B Additional Interest or the Cumulative
Excess Interest Amount ........................             $0.00
(iv)to fund the Class B Investor Default Amount
with
respect to such Distribution                          $134,883.13
Date..................

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(v)to reimburse certain previous reductions in
the Class B
Invested Amount ................                            $0.00
(vi)to pay any portion of the Allocable
Servicing Fee not
paid pursuant to clause (i)                                 $0.00
above................
(vii)to fund the Collateral Investor Default
Amount with
respect to such Distribution                          $159,611.70
Date....................
(viii)to reimburse certain previous reductions              $0.00
in the Collateral Invested Amount

(ix)to make any required deposit in the Cash
Collateral Account..
(cc)The amount of Subordinated Principal           $24,150,915.93
Collections with respect to such Distribution
Date is equal to

(dd)The Principal Allocation Percentage is equal          88.982%
to
(ee)The total amount to be distributed to Class
A Certificateholders on such Distribution Date
in payment
of principal is equal                              $41,666,666.67
to..........................
(ff)The total amount to be distributed to Class
B Certificateholders on such Distribution Date
in payment
of principal is equal                                       $0.00
to.........................
(gg)The amount of Class A Investor Charge-Offs       $0.000000000
for such Distribution Date is equal to

(hh)The total amount of reimbursements of Class             $0.00
A Investor Charge-Offs for such Distribution
Date is equal to

(ii)The amount of Class B Investor Charge-Offs
and other reductions in the Class B Invested
Amount for such
Distribution Date is equal to.............                  $0.00
(jj)The total amount of reimbursements of Class      $0.000000000
B Investor Charge-Offs for such Distribution
Date is equal to

(kk)The Class A Invested Amount at the close of
business on such Distribution Date (after giving
effect to all
payments and adjustments on such Distribution
Date) will
be equal to..................................      $83,333,333.30
(ll)The Class B Invested Amount at the close of
business on such
Distribution Date (after giving effect to all      $29,412,000.00
payments and adjustments on such Distribution
Date) will be equal to

(mm)The Available Collateral Amount as of the
close of business on the preceding Distribution
Date (after giving
effect to any withdrawal from the Collateral
Account was
Equal to.......................                    $31,372,800.00
(nn)The Required Collateral Amount as of the
close of business on such Distribution Date,
after giving effect
to any withdrawal from the Collateral Account
and payments
to the Collateral Interest Holder on such
Distribution
Date, will be equal to......................       $27,941,400.00

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(oo)The ratio of the Required Collateral Amount
to the Class B Invested Amount as of the close
of business on
such Distribution Date, after giving effect to
any
withdrawal from the Collateral Account and
payments to the
Collateral Interest Holder on such Distribution       0.950000000
Date, will be equal to
 ......................................
(pp)The Available Collateral Amount as of the
close of business on such Distribution Date
(after giving effect
to any withdrawal from the Collateral Account)
will be
equal to.......................................    $27,941,400.00
(qq)The Cumulative Excess Interest Amount as of
the close of business on such Distribution Date,
after giving effect
to any payments of interest to Class B
Certificateholders
on such Distribution Date, will be equal to ....            $0.00
5.Total amount to be on deposit in the
Collection Account (after giving effect to
allocations required to be made
pursuant to the terms of all other Series now
outstanding
and to the payment of the Servicer's fee and
funding of investor default amounts) prior to
making distributions on
such Distribution Dates is equal to                $48,209,225.95
 .................
6.The total amount to be allocated according to
the terms of the Collateral Agreement on such
Distribution Date is
equal to                                            $5,814,616.95
 ..............................................
7.Total amount to be distributed from the
Collection Account to the Servicer in respect of
the unpaid Allocable
Servicing Fee for the preceding Due Period on
such
Distribution Date (after taking into
consideration the
amounts which have been netted with respect to
this
Series against deposits to the Collection                   $0.00
Account) is equal
to..............................................
 .


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Household Finance Corporation
Household Affinity Funding Corp.                  August 31, 2000
Household Affinity Credit Card Master Trust I ,     September 15,
Series 1993-2                                                2000


CLASS A CERTIFICATEHOLDER'S STATEMENT

A.Information Regarding Distributions
1. Total distribution per $1,000 interest              $84.500000
2. Principal distribution per $1,000 interest          $83.333333
3. Interest distribution per $1,000 interest            $1.166667
B. Calculation of Class A Interest
1. Class A Coupon                                           5.60%
2. Beginning Principal Amount                     $124,999,999.97
C. Performance of Trust
1. Collections of Receivables
(a) Total Collections                            $2,147,221,071.0
                                                                0
(b) Collections of Finance Charge and             $125,280,860.00
Administrative Receivables
(c) Collections of Principal                     $2,021,940,211.0
                                                                0
2. Allocation of Receivables
(a) Class A Invested Percentage                           72.187%
(b) Principal Allocation Percentage                       88.982%
3. Delinquent Gross Balances
(a) Delinquent 1 - 29 days                        $190,699,434.93
% of Gross Receivables                                      2.81%
(b) Delinquent 30 - 59 days                        $70,485,272.76
% of Gross Receivables                                      1.04%
(c) Delinquent 60+ days                           $150,745,418.06
% of Gross Receivables                                      2.22%
4. Class A Investor Default Amount                    $764,331.60
5. Class A Investor Charge-offs; Reimbursement
of Charge-offs
(a) Class A Investor Charge-offs, if any, for               $0.00
the Distribution Date
(b) The amount of Item 5.(a) per $1,000 interest            $0.00
(c) Total reimbursed to Trust in respect of                 $0.00
Class A Investor Charge-offs
(d) The amount of Item 5.(c) per $1,000 interest            $0.00
(e) The amount, if any, by which the outstanding
principal balance of the Class A Certificates
exceeds the Class A
Invested Amount as of the end of the                        $0.00
Distribution Date

6. Allocable Servicing Fee paid for the               $384,804.78
Distribution Date
7. Deficit Controlled Amortization Amount for
the Distribution Date
D.Class A Pool Factor                                     0.16667
E. Receivables Balances
1. Principal Receivables as of the last day of   $6,643,478,646.2
the preceding Due Period                                        6
2. Finance Charge and Administrative Receivables $144,310,073.27 as of the last day of the preceding Due Period
F.Class B Certificates
1. Class B Invested Amount as of the end of the    $29,412,000.00
Distribution Date
2. Available Collateral Amount as of the end of $27,941,400.00 the Distribution Date


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Household Finance Corporation
Household Affinity Funding Corp.                  August 31, 2000
Household Affinity Credit Card Master Trust I ,     September 15,
Series 1993-2                                                2000


CLASS B CERTIFICATEHOLDER'S STATEMENT
A.Information Regarding Distributions
1. Total distribution per $1,000 interest              $4.9166667
2. Principal distribution per $1,000 interest               $0.00
3. Interest distribution per $1,000 interest           $4.9166667
B. Calculation of Class B Interest
1. Class B Coupon                                       5.900000%
2. Beginning Invested Amount                       $29,412,000.00
C. Performance of Trust
1. Collections of Receivables
(a) Total Collections                            $2,147,221,071.0
                                                                0
(b) Collections of Finance Charge and             $125,280,860.00
Administrative Receivables
(c) Collections of Principal                     $2,021,940,211.0
                                                                0
2. Allocation of Receivables
(a) Class B Invested Percentage                           12.739%
(b) Principal Allocation Percentage                       88.982%
3. Delinquent Gross Balances
(a) Delinquent 1 - 29 days                        $190,699,434.93
% of Gross Receivables                                      2.81%
(b) Delinquent 30 - 59 days                        $70,485,272.76
% of Gross Receivables                                      1.04%
(c) Delinquent 60+ days                           $150,745,418.06
% of Gross Receivables                                      2.22%
5. Class B Investor Charge-offs; Reimbursement
of Charge-offs
(a) Class B Investor Charge-offs, if any, for               $0.00
the Distribution Date
(b) The amount of Item 5.(a) per $1,000 interest            $0.00
(c) Total reimbursed to Trust in respect of                 $0.00
Class B Investor Charge-offs
(d) The amount of Item 5.(c) per $1,000 interest            $0.00
(e) The amount, if any, by which the outstanding
principal balance of the Class B Certificates
exceeds the Class B
Invested Amount as of the end of the                        $0.00
Distribution Date

6. Available Cash Collateral Amount
(a) Available Cash Collateral Amount at the end             $0.00
of the Distribution Date
(b) Available Cash Collateral Amount as a
percent of the Class B Invested Amount, each at
the end of the
Distribution Date                                           0.00%
7. Available Collateral Amount                     $27,941,400.00
8. Deficit Controlled Amortization Amount for               $0.00
the Distribution Date
D.Class B Pool Factor                                    1.000000
E. Receivables Balances
1. Principal Receivables as of the last day of   $6,643,478,646.2
the preceding Due Period                                        6
2. Finance Charge and Administrative Receivables $144,310,073.27 as of the last day of the preceding Due Period


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